SPACs & OTC

Family Office Experience
Dubai 2022

Strategies for Leveraging U.S. Capital Markets

Turning family offices into investment banks

OTCQB: LEAI

Mar 2022

LEGACY
Education Alliance, Inc.

Websites

- legacyeducationalliance.com
- club.leagcyeducation.com
- legacydegree.com
- legacyopenlibrary.org
- myeliteportal.com
- youtube.com/EliteLegacyEducation

Forward Looking Statement

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on April 9, 2021 for the year ended December 31, 2020. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on April 9, 2021, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

Capital Markets Opportunity: Bring U.S. Markets to Global Investors

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI



Liquidity and Valuations
In US Capital Markets Are at Record Highs

SPAC Nasdaq offerings (≈50% of U.S. IPOs) are an easy way to go public and reward deal teams

Nasdaq uplistings provide an alternative path to gain access to U.S. markets at a lower cost

Trifecta: Capital Markets, Technology and Social Media
Family Offices can improve risk-return performance of investments through participation in originating new Nasdaq public vehicles

NY is open for business!

Middle East investors can monetize investments at higher valuations while preserving offshore regulatory and capital protections




NASDAQ CONGRATULATES
SAGALIAM
ACQUISITION CORP
ON THEIR IPO!
SAGA NasdaqListed
Nasdaq


NASDAQ
WELCOMES
AMERI HOLDINGS, INC
Ameri100
Nasdaq

Bio Public Markets Focus and Capital Markets Arbitrage



Future



Foundations

MERRILL
A BANK OF AMERICA COMPANY

McKinsey & Company

HARVARD UNIVERSITY

Goldman Sachs

Massachusetts Institute of Technology

Barry J. Kostiner

Mr. Kostiner is serving as the Chief Executive and Chairman of Sagaliam Acquisition Corp (Nasdaq: SAGAU) and Chief Financial Officer of Sunfire Acquisition Corp (Nasdaq: SUNFU). Additionally, Mr. Kostiner has served as the President of Legacy Tech Partners, LLC (LTP), a microcap-focused EdTech investment vehicle, since February 2021, and has also been a Manager of Capital Markets at Legacy Education Alliance, Inc. (OTCQB: LEAI) since March 2021. Mr. Kostiner joined the Board of Directors of LEAI in May 2021. LEAI has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic.

Mr. Kostiner was the CFO of Ameri Holdings Inc. (Nasdaq: AMRH) from October 2018 through December 2020. The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences (Nasdaq: ENVB), an evidence-based cannabinoid pharma company focused on palliative therapies for cancer patients. Mr. Kostiner has been a consultant to ENVB since January 2021. From May 2016 through October 2018, Mr. Kostiner was a consultant to Cypress Skilled Nursing, a healthcare facility operator and from May 2017 through October 2018 he was a consultant to LinKay Technologies Inc., an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC (Nasdaq: PGRI) from 2005 through 2009.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducationalliance.com · sagaliam.com

Capital Markets
Multiple Paths Arrive at Same Goal

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI


Nasdaq
S P A C
SPECIAL PURPOSE ACQUISITION COMPANY
I P O
OTC Markets
ICO Structure
CROWDFUNDING

Multiple paths can arrive at a Nasdaq listing, including:

- Traditional Underwritten IPO
- SPAC offering, PIPEs
- OTC Uplisting
- Reg CF offering
- Crypto Coin Offering

Up to $75 mm raised from UNACCREDITED investors, who can invest on their CREDIT CARDS!

No clarity on regulatory framework (Yet!)

In a world where retail day traders drive markets and investor communications go through YouTube and Twitter, why pay premium for traditional listings?

YouTube has brought us to the world of DIY (Do it yourself!)

Low barriers to entry have resulting in poor alternative capital markets paths a poor reputation.

Saving $5 mm in fees, does not mandate weakness in compliance and governance!

There are many $bn companies launched on OTC and Crypto

Why can't we use these capital markets platforms for Real Estate and Oil & Gas, instead of just Tech Unicorns with no clarity on earnings?

FAMGA Acquisitions Set Valuations that Lift All Boats

Every $1B+ acquisition made by Facebook, Amazon, Microsoft, Google and Apple. Bubble size represents maximum valuation.



Facebook
Apple
Microsoft
Google
Amazon
VALUATION OF ACQUIRED COMPANY
$25 B
$20 B
$15B
$10B
$5B
LinkedIn $26.2B
WhatsApp $22B
skype $8.5B
MOTOROLA $12.5B
NOKIA $7.2B
WHOLE FOODS $13.7B
GitHub $7.5B
ZeniMax $7.5B
aQuantive $6.3B
DoubleClick $3.1B
nest $3.2B
$3.0B
MOJANG $2.5B
oculus $2.0B
looker $2.6B
fitbit $2.1B
YouTube $1.7B
$1.4B
$1.3B
fast $1.2B
Zappos $1.2B
Yammer $1.2B
$1B
waze $1.2B
htc $1.1B
ring $1.2B
$1B
intel $1B
$1B
$1.4B
$1.3
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
ACQUISITION DATE
Data as of February 2021
CBINSIGHTS

KEY TAKEAWAYS

- Collectively, FAMGA has made 32 $1B+ acquisitions.
- Microsoft has made 12 $1B+ acquisitions, the most among these tech giants, followed by Google, with 8, then Facebook and Amazon, which tie at 5 each.
- Microsoft's $26.2B LinkedIn acquisition is the largest FAMGA buy, followed by Facebook's $22B WhatsApp deal and Amazon's $13.7B purchase of Whole Foods.

The trickle down valuation effect of the FAMGA acquisitions reaches every startup that puts a sale to Google as their exit strategy.

"Price is what you pay, value is what you get.
Be fearful when others are greedy."
- Warren Buffet

Origination of Nasdaq public vehicles is the way to maximize valuations and monetize private business investments

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Valuation Vision Investors are looking for traditional financials

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Legacy will only invest in businesses that have a clear path to profitability

The 100 stocks in ACG's SaaS index were trading at a ratio of enterprise value to trailing 12 months' revenue of 12x in January 2020. By January 2021 they were trading at 22x trailing revenues, driven by COVID, low interest rates and massive fiscal and monetary stimulus. Now we're back at 12x.



EV/LTM Rev.
22x - All-Time High on 2/11/21
21x
18x
15x
12x
9x
6x
AGC's SaaS 100 Index
48% Decline
Market Close on 1/31/22 - 12x
8x - COVID Low on 3/18/20
Jan '19
Jan '20
Jan '21
Jan '22

The stocks of less profitable companies fell far more than the stocks of more profitable companies. Of the 100 SaaS stocks in the index, the stocks of the less profitable 50 companies fell by 29% year over year, compared to a drop of only 10% for the more profitable 50. The message: investors want profits now.



Profitability
20%
0%
(10%)
(29%)
(40%)
Apr '21
Jul '21
Oct '21
Jan '22
Top 50 by '21 EBITDA Margin
Bottom 50 by '21 EBITDA Margin

The stocks of the companies with the strongest growth peaked higher, but fell further. Of the 100 SaaS stocks in the index, the stocks of the 50 companies with higher growth are down 22% year over year, compared to a drop of 17% for the 50 with slower growth.



Growth
30%
0%
(17%)
(22%)
(30%)
Apr '21
Jul '21
Oct '21
Jan '22
Top 50 by '21/'20 Rev. Growth
Bottom 50 by '21/'20 Rev. Growth

SPACs Accelerated Path to Nasdaq Listing

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

US SPAC IPO Issuance

Year	Proceeds, $B	Count
2022	8.3	44
2021	162.5	613
2020	83.4	248
2019	13.6	59
2018	10.8	46
2017	10.0	34
2016	3.5	13
2015	3.9	20

EF Hutton

2022

SPAC	IPO Date	Role	Deal Size ($MM)	Share	Book-Runner Credit ($MM)	Volume Sold ($MM)
Future Tech II Acquisition Corp.	2/16/2022	sole book-runner	115.0	1	115.0	9.5
Genesis Unicorn Capital Corp.	2/15/2022	sole book-runner	86.3	1	86.3	75.0
HNR Acquisition Corp	2/11/2022	sole book-runner	86.3	1	86.3	0.4
Evergreen Corp	2/9/2022	sole book-runner	115.0	1	115.0	10.0
Alset Capital Acquisition Corp.	2/1/2022	sole book-runner	86.3	1	86.3	10.0
DUET Acquisition Corp.	1/20/2022	sole book-runner	86.3	1	86.3	10.0
Technology & Telecommunication Ac...	1/18/2022	sole book-runner	115.0	1	115.0	8.0
					690.0	122.8

2021

SPAC	IPO Date	Role	Deal Size ($MM)	Share	Book-Runner Credit ($MM)	Volume Sold ($MM)
Aetherium Acquisition Corp	12/30/2021	sole book-runner	115.0	1	115.0	6.6
Arogo Capital Acquisition Corp.	12/27/2021	sole book-runner	103.5	1	103.5	55.0
Sagaliam Acquisition Corp.	12/21/2021	sole book-runner	115.0	1	115.0	49.0
BurTech Acquisition Corp.	12/13/2021	sole book-runner	287.5	1	287.5	49.0
Inception Growth Acquisition Ltd	12/9/2021	sole book-runner	103.5	1	103.5	45.5
Canna-Global Acquisition Corp	11/30/2021	sole book-runner	230.0	1	230.0	25.0

Years ▾ ☐ 2021 ☑ 2022 ☐ Pre-IPO

Search Underwriters

All Sectors | All Geographies | Apply

Rank	Underwriter	Bookrunner Volume ($MM)	Bookrunner Count	% Share
1	Cantor Fitzgerald	1,318.8	5	15.85%
2	Citigroup	977.5	4	11.75%
3	EF Hutton	690.0	7	8.29%
4	Goldman Sachs	637.5	2	7.66%
5	BTIG	474.4	3	5.70%
6	RBC Capital Markets	460.0	2	5.53%
7	A.G.P	391.0	3	4.70%
8	Maxim	380.3	3	4.57%

SPAC public offerings continue to expand

Challenges are increasing for tech offerings, Increasing opportunity for solid business models

"Markets can stay irrational longer than you can stay solvent."

- John Maynard Keynes

Not, where is market going?

But, How do I monetize capital market dynamics?

Source: https://www.spacresearch.com/

SPACs Real Estate Strategy Illustration

Portfolio Acquisition: $100 mm
Net Cash Return: 10%

Subordinate

▼

Higher Risk, Higher Return

	$	Coupon	Equity	Per Year
Debt	70	3%	0	2.1
Preferred	20	10%	10%	2
Equity	10	10%	40%	1
Management			50%	
Residual				4.9

Exit after 2 years	
Net Cash Return	*12*
Cap Rate	*7%*
Portfolio Value	*171*

Real Estate Operations:
- Buy well
- Improve return

Going Public Strategy:
- Improve multiple

$ mm	Debt	Preferred	Equity	Mgmnt
Jan-23	-70	-20	-10	0
Jan-24	2.10	2.49	2.96	2.45
Jan-25	72.10	30.12	25.92	43.06
IRR	3%	29%	76%	

Target Portfolios:
- Distressed Hotels
- Multifamily
- Airbnb / "Glamping"



SPACs Public Markets REIT Valuation – *Residential REITs vs Private Deal Economics*

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

CPT - Camden Property Trust						
Valuation Measures	Current	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Market Cap (intraday)	17.39B	18.46B	15.07B	13.35B	10.98B	9.73B
Enterprise Value	19.94B	21.20B	17.87B	16.18B	13.73B	12.37B
Trailing P/E	56.79	150.15	117.98	118.46	88.64	52.31
Price/Sales (ttm)	15.11	16.37	13.74	12.63	10.47	9.57
Price/Book (mrq)	4.14	4.75	4.05	3.92	3.19	2.79
Enterprise Value/Revenue		69.42	60.74	58.52	51.3	47.29
Enterprise Value/EBITDA		58.96	106.64	104.01	91.75	84.21
MAA - Mid American Apartment Communities						
Valuation Measures	Current	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Market Cap (intraday)	24.21B	26.46B	21.50B	19.35B	16.52B	14.49B
Enterprise Value	28.67B	30.97B	26.02B	23.98B	21.05B	18.90B
Trailing P/E	45.53	61.51	53.21	73.87	65.92	45.74
Price/Sales (ttm)	14.02	15.69	12.97	11.85	10.2	8.68
Price/Book (mrq)	4.04	4.47	3.62	3.32	2.81	2.45
Enterprise Value/Revenue		66.82	57.5	54.88	49.54	44.6
Enterprise Value/EBITDA		82.98	98.73	60.47	95.26	73.4

Ilustration Valuation Metrics:

Ent/Rev:

- **Buy 10x (100/10)**
- **Sell 14x: (170/12)**

Public REITs price levered EQUITY at yield retail investors would accept for unlevered debt (3%) vs. equity returns expected in private investments (20%+)

Bio Real Estate Investment: *Guidance and Inspiration*

Andrew McDonald

A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of real estate experience to Pacific Sotheby's. With a passion for helping others and a gift for identifying a home's potential, he is uniquely suited to bring out the highest values in real estate while serving buyers, sellers, and investors in what is often the most personal and significant transaction they will make in their lives.

Andrew McDonald, has lived nearly his entire adult life along the coastline of Orange County, and yet, his journey has been anything but static. His life experience as a born networker, serial entrepreneur, respected life coach and eventual business consultant, reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.





Laguna Beach mansion selling for $14 million created by designer of Qatar palace



https://theandrewmcdonald.com/

Robert Herjavec has found his latest investment in Newport Beach.

The businessman and "Shark Tank" star has purchased a waterfront home through a trust for $7.95 million.

LEAI Infrastructure Building on
25-year investment in people and systems

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

People

With a 20 person core team and Philippines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

Systems

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrasture to manage over $700 mm in sales

Many of our students begin their journey to financial independence at a **Free - Preview Workshop**, next attending **3-Day Basic Training** classes followed by **Elite Training classes** and **mentorship programs** that can be customized to each individuals needs and learning styles.

Revenue by Segment (in Millions)



80
60
40
20
0
$57.1
$58.2
$21.5
$17.7
$19.1
$13.3
North America
U.K.
Other Foreign Markets
FY Ended 2017
FY Ended 2016



RICH DAD POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom | Live Online | On-Demand | 1-on-1 Mentoring & Coaching

Course Offerings (partial list)



BANK
Foreclosure Strategies
F.A.C.T
H.I.T.S
OPTIONS
FOREX
Elite FOREX

Valuation Vision

Generating Profits in a Cash Burn World

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Legacy will only invest in businesses that have a clear path to profitability

	2021				
	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	415,287,000	674,580	67,812,520	945,682,000	518,157,000
Gross Profit	249,533,000	674,580	52,537,389	676,317,000	282,133,000
GM %	60%	100%	77%	72%	54%
Operating Costs	392,596,000	8,648,592	58,028,529	843,755,000	357,540,000
Op Income	(143,063,000)	(7,974,012)	(5,491,140)	(167,438,000)	(75,407,000)
EBITDA %	-34%	-1182%	-8%	-18%	-15%
Total Assets	958,910,000	12,476,833	80,806,906	2,109,006,000	739,851,000
Stockholder's Equity	741,513,000	11,735,090	49,090,474	829,155,000	392,200,000
Net Tangible Assets	731,422,000	10,422,447	30,939,076	(670,907,000)	345,903,000
Share Price (11 feb 22)	19.7	0.825	1.27	9.03	13.18
Shares Outstanding	93,650,000	21,990,000	25,030,000	75,750,000	138,940,000
Mkt Cap	2,770,000,000	18,138,000	31,794,000	684,065,000	1,831,000,000
Rev Multiple (Annualized)	6.67	26.89	0.47	0.72	3.53
Op Income Multiple	Neg	Neg	Neg	Neg	Neg
Employees	779	22	398	3,772	1,131
Revenue / Employee	533,103	30,663	170,383	250,711	458,141

	2020				
	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	293,511,000	59,749	49,061,080	774,533,000	429,899,000
Gross Profit	154,665,000	59,749	39,421,758	540,714,000	220,646,000
GM %	53%	100%	80%	70%	51%
Operating Costs	221,248,000	4,142,133	42,240,099	710,549,000	294,026,000
Op Income	(66,583,000)	(4,082,384)	(2,818,341)	(169,835,000)	(73,380,000)
EBITDA %	-23%	-6833%	-6%	-22%	-17%
Total Assets	417,624,000	5,704,673	66,239,511	1,544,264,000	282,096,000
Stockholder's Equity	(221,824,000)	2,999,896	41,747,957	940,990,000	(260,685,000)
Net Tangible Assets	(232,394,000)	1,722,799	24,612,107	206,090,000	(274,698,000)

Appendix

Background on Legacy EdTech Business

LEAI Update Rebuilding Education Platform in a Digital World

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Digital Technology and Analytics allows us to **maximize the return on investment** through both traditional and digital sales channels

Social Media is where we engage with our students and our investors

Facebook, Instagram, LinkedIn, Spotify, TikTok, Twitter, YouTube

- ***Digital Marketing:*** we are launching a focused strategy of both monetization of advertising, converting leads, and organic marketing through active creation of quality content
- ***Sales:*** We will pursue sales through both hands-on education, government and non-profit channels, as well as social media platforms
- ***Content:*** We are developing high end content for our subscription clients, while still delivering free content to compete with the lowest price competitors

Paraphrasing Adam Aron, CEO of AMC Entertainment, at diversity conference:

> "*In today's world I still do quarterly earnings calls and investor conferences, but my primary investor audience is on Twitter and other social media platforms.*"

LEAI CEO LinkedIn Video Post

Building Wealth with Legacy

Investing in Relationships

Legacy has touched over 15 mm students and investors

Legacy is building an investor club platform in parallel with the EdTech business to monetize its network and fund a significant investment in digital marketing and content to expand our penetration.

Legacy has been educating people just like you for more than 26 years and has seen it all: boom markets, bust markets and dramatically shifting trends. We know what it takes to invest in any kind of market.

Today we are launching our ***LEGACY BUILDING WEALTH CLUB***.

Our goal is to provide young, intermediate and serial real estate investors with access to resources and networking that will help them achieve their goals faster.



Launching a career or a business or a side hustle is not like buying a book on Amazon

Digital augmentation is the solution

Pure online businesses cannot deliver the mentoring our students need

Identifying the Opportunity

7% of undergrads
= 2.2 mm
and 12% of grads
= 800k
3 mm students are fully online

$1.6 Trillion of student debt
****
Students (and parents and employers) are beginning to ask:

What am I getting?

2021-22	Public Two-Year In-District	Public Four-Year In-State	Public Four-Year Out-of-State	Private Nonprofit Four-Year
Tuition and Fees	3,800	10,740	27,560	38,070
Room and Board	9,330	11,950	11,950	13,620
Percentage of Students Enrolled Full Time	35%	80%	80%	82%

- *High cost of university education.*
  - The average 4-year degree costs in excess of ***$80,000***
- *Enormous debt burden.*
  - 45 million Americans are in student debt and owe a total of more than ***$1.64 trillion***. (avg over $36k/person)
- Students often have no practical path towards a career plan / return on investment
- Even where students have no out of pocket expenses due to financial aid, they are usually left with substantial debt.

Source: Richard Garrett, Eduventures analysis of IPEDS and National Student Clearinghouse data. Degree-granting, Title IV eligible schools only

Identifying the Opportunity

7% of undergrads
= 2.2 mm
and 12% of grads
= 800k
3 mm students are fully online

$1.6 Trillion of student debt
***
Students (and parents and employers) are beginning to ask:

What am I getting?

Debt Episode 1, Season 1
Alexis meets Gov https://youtu.be/pSGgm8TIMFU

2020-21 Average Annual Cost of Attendance	Total Expense	Financial Aid	Other Expenses*	Tuition, Room & Board, and Fees net of Financial Aid
Public 2 year	18,550	3,990	5,700	8,860
Public 4 year	26,820	7,330	4,640	14,850
Non-profit private 4 year	54,880	21,660	4,110	29,110

Includes: books, supplies and other personal expenses

- *High cost of university education.* The average 4 year degree costs in excess of ***$80,000***
- *Enormous debt burden.* 45 million Americans are in student debt and owe a total of more than ***$1.64 trillion***. (avg over $36k/person)
- Students often have no practical path towards a career plan / return on investment
- Even where students have no out of pocket expenses due to financial aid, they are usually left with substantial debt.

Source: Richard Garrett, Eduventures analysis of IPEDS and National Student Clearinghouse data. Degree-granting, Title IV eligible schools only.
https://en.wikipedia.org/wiki/Student_debt
https://studentloanhero.com/student-loan-debt-statistics/
https://www.valuepenguin.com/student-loans/average-cost-of-college
https://www.forbes.com/sites/michaeltnietzel/2020/10/26/what-does-a-year-of-college-really-cost/?sh=1057c3ec7bad

Our Solution

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Illustration: Goodwill Mission

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

Legacy is building its online degree business on the Coopersmith platform, with over 15,000 students having completed their degrees and career plans

- ***Lead in cost and time***
  Hybrid online education.
  "4 year" degree for under $10,000 in less than 18 months.

- ***Build community to overcome online negatives***
  Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.

- ***Focus on career path and life goals***
  Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

At under $10k for a full Bachelor's degree, we are a cost leader

5% market share (150k students / year) would enerate revenue in excess of $150 mm / year

Acquisition Strategy

***Leverage Stock as Currency:* Legacy will build shareholder value through acquisitions in addition to organic growth**

Opportunity Identification → **Due Diligence** → **Negotiation Financial Structuring** → **Regulatory** → **Financing** → **Technology Deployment** → **Operations**

Acquisitions: Identify EdTech acquisitions and investment opportunities

- Identify destressed business and partner with knowledge leaders to identify, negotiate and close acquisitions that results in the profitable development / restructuring of EdTech businesses.
- *Thesis:* Early appreciation for the magnitude of the EdTech opportunity has resulted in a huge influx of capital into businesses that have no realistic financial model for success. Substandard EdTech businesses will become distressed without a plan for profitable revenue generation.
- Additionally, old school 3rd tier education institutions will be unable to compete if they do not adapt.

Affiliate Technology Implementation and Staffing Businesses:

- Use education platform to lever student database for affiliate businesses.
- Work with students, in-house and offshore technology teams to develop block chain, trading and telehealth technologies.
- Partner in creation of global job placement / staffing business.

Business Model

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MITx IMPACT BY THE NUMBERS

807	4.4M	9,587,623	222,943
TOTAL COURSE RUNS	UNIQUE LEARNERS	TOTAL REGISTRATIONS	CERTIFICATES ISSUED

MIT admits approximately 2,500 students each year (undergrad and grad combined)

Millions of Chinese and Indian students enjoy MITx and Harvard content for free

We can provide an accredited bachelors degree for $10k and guidance to access the best free educational resources in the world together with a path to a professional degree and a career

- **Online Degree Revenue Model**
  - 120 credits required for Bachelors degree
  - Up to 114 credits may be taken through Legacy to receive degree from accredited online university
  - $50 / credit charged to students; approximately 50% retained by Legacy from partner relations
  - Private foundation grants
- **Fees from professional programs and job recruiters**
- **Initial Markets**
  - Mental health clinics
  - Inner city high schools and community colleges
  - Foreign Students
- **Guidance on high quality FREE education resources:** legacyopenlibrary.org

Focus of Public Listing:
Leverage EdTech & Real Estate business to Create Investment Platform and Nasdaq listings